Exhibit 10.1

AMENDMENT NO. 1 TO LOAN GUARANTEE AGREEMENT

AMENDMENT NO. 1 TO LOAN GUARANTEE AGREEMENT (this “Agreement”), dated as of May 22, 2025, by and among (i) Sunnova Energy Corporation, a Delaware corporation, as the Sponsor (the “Sponsor”), (ii) Sunnova ABS Management, LLC, a Delaware limited liability company, as Servicer and Manager (the “Manager”) and (iii) the U.S. Department of Energy, as the Guarantor (the “Guarantor”).
PRELIMINARY STATEMENTS:
(1)The Sponsor, the Manager and the Guarantor are party to that certain Loan Guarantee Agreement, dated as of September 27, 2023 (the “LGA”). Except as otherwise expressly provided herein, capitalized terms used in this Agreement, including its preamble and preliminary statements, shall have the meanings given to such terms in the LGA, and the rules of interpretation set forth in Section 1.1 (Definitions and Interpretation) and Exhibit B (Rules of Interpretation) of the LGA shall apply to this Agreement mutatis mutandis as if fully set forth herein.
(2)The Sponsor, the Manager and the Guarantor desire to amend certain terms of the LGA, as set out herein, in accordance with Section 9.2 (Waiver and Amendment) of the LGA.
SECTION 1.    Amendments. As of the Effective Date (as defined below), the LGA is hereby amended as follows:
(a)The sixth Recital of the LGA is hereby amended as follows:
“WHEREAS, the Guarantor and the Sponsor desire to establish this facility pursuant to which the Guarantor will commit, upon satisfaction of certain conditions precedent and subject to the terms and conditions of this Agreement, to making available one or more loan guarantees in respect of a Guaranteed Loan proposed by a Borrower that satisfies the requirements set forth herein, up to an aggregate amount not to exceed $371,610,000;”
(b)Section 2.2 (Maximum Guaranteed Amount) of the LGA is hereby amended as follows:
“Section 2.2. Maximum Guaranteed Amount. The aggregate Initial Guaranteed Principal Amount with respect to all Guaranteed Loans for which a Guarantee has been issued shall not exceed $371,610,000 at any time (the “Maximum Cumulative Guaranteed Amount”).”
(c)Section 2.3 (Availability Period) of the LGA is hereby amended as follows:
“Section 2.3. Availability Period. No Guarantee shall be issued by the Guarantor after the end of the Availability Period. Following the end of the Availability Period, any portion of the Maximum Cumulative Guaranteed Amount that has not been utilized shall lapse and no longer be available for utilization.”
(d)Section 4.3 (Capital Markets Issuance Schedule) of the LGA is hereby deleted in its entirety and replaced with “[Reserved]”.
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.
    Project Hestia – Amendment No. 1 to LGA

(e)Section 4.4 (Community Benefits Plan) of the LGA is hereby deleted in its entirety and replaced with “[Reserved]”.
(f)Section 5.22 (Performance Plan Certificate) of the LGA is hereby amended by deleting the reference to “the Community Benefits Plan”.
(g)Section 1.1.8 (Base Case Projections) of Schedule 1 (Representations and Warranties) of the LGA is hereby amended by deleting the reference to “and the Community Benefits Plan”.
(h)Section 1.1.6(c) (Reporting Obligations) of Schedule 2 (Affirmative Covenants) of the LGA is hereby deleted in its entirety and replaced with “[Reserved]”.
(i)Section 1.1.6(d) (Reporting Obligations) of Schedule 2 (Affirmative Covenants) of the LGA is hereby deleted in its entirety and replaced with “[Reserved]”.
(j)Section 1.1.6(e) (Reporting Obligations) of Schedule 2 (Affirmative Covenants) of the LGA is hereby deleted in its entirety and replaced with “[Reserved]”.
(k)Section 1.1.6(f) (Reporting Obligations) of Schedule 2 (Affirmative Covenants) of the LGA is hereby deleted in its entirety and replaced with “[Reserved]”.
(l)Section 1.1.6(g) (Reporting Obligations) of Schedule 2 (Affirmative Covenants) of the LGA is hereby deleted in its entirety and replaced with “[Reserved]”.
(m)Section 1.1.6(h) (Reporting Obligations) of Schedule 2 (Affirmative Covenants) of the LGA is hereby deleted in its entirety and replaced as follows:
“The Sponsor shall furnish to the Guarantor prior to January 1 of each calendar year, a certificate as to the continued compliance of the Project with all Environmental Laws in all material respects and a description with respect to the changes (if any) relating to the Project which would affect or alter NEPA compliance, and whether any notice in writing of any material Environmental Claims was received by Sponsor, its Affiliates or agents.”
(n)Section 1.1.6(i) (Reporting Obligations) of Schedule 2 (Affirmative Covenants) of the LGA is hereby deleted in its entirety and replaced as follows:
“On a quarterly basis, within 30 days of the end of each fiscal quarter, the Sponsor shall furnish to the Guarantor updated metrics in the form of Exhibit Z, or evidence from the Sponsor that it has made commercially reasonable efforts to meet or exceed the targets set forth therein.”
(o)Section 1.1.6(k) (Reporting Obligations) of Schedule 2 (Affirmative Covenants) of the LGA is hereby deleted in its entirety and replaced as follows:
“On an annual basis commencing January 1, 2025, by April 30th the Sponsor shall furnish to the Guarantor copies of any reports generated by Protiviti Inc. (or other third-party engaged in a similar capacity) with respect to each outstanding Loan Agreement.”
(p)Section 1.1.6(l) (Reporting Obligations) of Schedule 2 (Affirmative Covenants) of the LGA is hereby deleted in its entirety and replaced as follows:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.
    Project Hestia – Amendment No. 1 to LGA

“The Sponsor shall furnish to the Guarantor, no later than 30 days following the end of each calendar month, all monthly servicer reports delivered pursuant to the Securitization Documents with respect to each Borrower benefitting from the Guarantee in a form substantially similar to Exhibit W.”
(q)Section 1.1.6(m) (Reporting Obligations) of Schedule 2 (Affirmative Covenants) of the LGA is hereby deleted in its entirety and replaced with “[Reserved]”.
(r)Section 1.1.6(n) (Reporting Obligations) of Schedule 2 (Affirmative Covenants) of the LGA is hereby deleted in its entirety and replaced with “[Reserved]”.
(s)Section 1.1.6(o) (Reporting Obligations) of Schedule 2 (Affirmative Covenants) of the LGA is hereby deleted in its entirety and replaced with “[Reserved]”.
(t)Section 1.1.6(p) (Reporting Obligations) of Schedule 2 (Affirmative Covenants) of the LGA is hereby deleted in its entirety and replaced with “[Reserved]”.
(u)The definition of “Availability Period” set out in Exhibit A (Definitions) of the LGA is hereby amended and replaced as follows:
““Availability Period” means a period commencing from (and including) the later of (x) the Execution Date and (y) the first Loan Closing Date to occur within thirty (30) Business Days after the Execution Date, to (but excluding) the earlier of: (a) the date that is thirty-six (36) months after the Execution Date; and (b) the date on which the aggregate Initial Guaranteed Principal Amount with respect to all Guarantees issued since the Execution Date has reached the Maximum Cumulative Guaranteed Amount.”
(v)The definition of “Availability Period Extension” set out in Exhibit A (Definitions) of the LGA is hereby deleted in its entirety.
(w)The definition of “Community Benefits Plan” set out in Exhibit A (Definitions) of the LGA is hereby deleted in its entirety.
(x)The definition of “Quarterly Loan Volume Forecast Report” set out in Exhibit A (Definitions) of the LGA is hereby deleted in its entirety.
(y)Exhibit E (Community Benefits Plan) of the LGA, including the LGA table of contents is hereby deleted in its entirety and replaced with “[Reserved]”.
(z)Exhibit G (Technical Monitoring and GHG Reporting Plan) of the LGA is hereby deleted in its entirety and replaced with Exhibit G (Technical Monitoring and GHG Reporting Plan) attached hereto as Appendix I.
(aa)Exhibit M (Software Improvement Metrics) of the LGA is hereby amended by deleting subclause (c) of Section A in its entirety and replaced with “[Reserved]”.
(bb)    Exhibit Q (Form of Sponsor’s Technical Reporting Certificate) of the LGA is hereby amended by deleting the reference to “exhibit E” in Section 1 and deleting the references to “exhibit X, exhibit Y” in Section 2.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.
    Project Hestia – Amendment No. 1 to LGA

(cc)    Exhibit S (Form of Performance Plan Certificate) of the LGA is hereby amended by deleting Section 1 in its entirety and replacing it as follows:
“1. The Sponsor is in compliance with the Technical Monitoring and GHG Reporting Plan, attached as Exhibit G to the Loan Guarantee Agreement.”
(dd)    Exhibit U (Form of Quarterly Loan Volume Forecast Report) of the LGA, including the LGA table of contents, is hereby deleted in its entirety and replaced with “[Reserved]”.
(ee)    Exhibit W (Form of Servicer Report) of the LGA is hereby deleted in its entirety and replaced with Exhibit W (Form of Servicer Report) attached hereto as Appendix II.
(ff)    Exhibit X (Form of Annual Compliance Report) of the LGA, including the LGA table of contents, is hereby deleted in its entirety and replaced with “[Reserved]”.
(gg)    Exhibit Y (Form of Monitoring Report) of the LGA, including the LGA table of contents, is hereby deleted in its entirety and replaced with “[Reserved]”.
(hh)    Exhibit Z (Form of Periodic Technical and Performance Reports) of the LGA is hereby deleted in its entirety and replaced with Exhibit Z (Form of Periodic Technical and Performance Reports) attached hereto as Appendix III.
SECTION 2.    Conditions to Effectiveness. Section 1 (Amendments) shall become effective as of the date when, and only when, the following condition shall have been satisfied (as determined by the Guarantor and which with respect to any deliverable shall be in form and substance satisfactory to the Guarantor) (the date on which such conditions have been satisfied in full being the “Effective Date”):
(a)The Guarantor shall have received counterparts hereof duly executed and delivered by each of the Sponsor, the Manager and the Guarantor.
SECTION 3.    Representations and Warranties. Each of the Sponsor and the Manager make all of the following representations and warranties to and in favor of the Guarantor as of the Effective Date:
(a)Each of the Sponsor and the Manager (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) is duly qualified to do business in the State of Delaware and in each other jurisdiction where the failure to so qualify would reasonably be expected to have a Material Adverse Effect; and (iii) has all requisite power and authority to execute, deliver, and perform the terms and conditions of each of the Program Documents and Securitization Documents (and all certificates, general deliverables or similar documents entered into in connection therewith).
(b)Each of the Sponsor and the Manager have duly authorized, executed and delivered the Program Documents and Securitization Documents (and all certificates, general deliverables or similar documents entered into in connection therewith) to which it is a party, and neither its execution and delivery thereof nor its consummation of the transactions contemplated hereby or thereby nor its compliance with the terms of this Agreement or thereof does or will: (i) contravene its Organizational Documents or any Applicable Laws; (ii) contravene or result in any breach or constitute any default under any Governmental Judgment; (iii) contravene or result in any breach or constitute any default under, or

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.
    Project Hestia – Amendment No. 1 to LGA

result in or require the creation of any Lien upon any of its assets under any agreement or instrument to which it is a party or by which it or any of its assets may be bound, except for any Permitted Liens; or (iv) require the consent or approval of any Person and any other consents or approvals that have been obtained and are in full force and effect.
(c)Each of the Sponsor and the Manager have conducted and is conducting its business relevant to the Project in compliance with all Applicable Laws and its Organizational Documents in all material respects.
(d)The Sponsor and the Manager have duly authorized, executed and delivered this Agreement, and none of (i) its execution and delivery hereof or (ii) its consummation of the transactions contemplated hereby nor its compliance with the terms of this Agreement, in each case, do or will (A) contravene any provision of its Organizational Documents or any Applicable Laws; (B) contravene or result in any breach or constitute any default under any Governmental Judgment; (C) contravene in any respect or result in any breach, constitute any default, or result in or require the creation of any Lien upon any of its properties, in each case, under any agreement or instrument to which it is a party or by which it or any of its properties may be bound; or (D) require the consent or approval of any Person other than consents or approvals that have been obtained and that are in full force and effect.
(e)Each of this Agreement and the LGA (as amended by this Agreement) is a legal, valid and binding obligation of the Sponsor and the Manager, enforceable against the Sponsor and the Manager in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(f)No Guarantee Termination Event has occurred and is continuing or is reasonably expected to occur.
(g)Each of the Sponsor and the Manager acknowledge that (i) it has made the foregoing representations with the intention of inducing the Guarantor to agree and consent to the matters set forth in this Agreement and (ii) if the Guarantor agrees to the terms of this Agreement, it will do so on the basis of, and in full reliance on, each such representation, and each of the Sponsor and the Manager understands and agrees that if, as of the date hereof, any such information or representation is incorrect, incomplete or misleading in any material respect, then the Guarantor may, at its option, revoke its consent or waiver to the matters set forth in this Agreement.
SECTION 4.    Status of Financing Documents.
(a)On and after the Effective Date, this Agreement shall be deemed a Financing Document for all purposes.
(b)Except as otherwise expressly provided herein, the LGA and each other Financing Document shall remain unchanged and in full force and effect and are hereby in all respects ratified and confirmed.
(c)Except as otherwise expressly provided herein, the execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Guarantor under the LGA or any other Program Document.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.
    Project Hestia – Amendment No. 1 to LGA

SECTION 5.    Costs and Expenses. Each of the Sponsor and the Manager agree to pay on demand all costs and expenses of the Guarantor in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel to any such Person) in accordance with the terms of the Program Documents.
SECTION 6.    Incorporation by Reference. Sections 9.4 (Governing Law), 9.7 (Waiver of Jury Trial), 9.8 (Consent to Jurisdiction) and 9.16 (Counterparts) of the LGA are hereby incorporated by reference as if fully set forth herein, mutatis mutandis.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[Signature pages follow]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.
    Project Hestia – Amendment No. 1 to LGA

SUNNOVA ENERGY CORPORATION,
a Delaware corporation,
as the Sponsor
By: /s/ Robyn Liska Name: Robyn Liska Title: Interim Chief Financial Officer

SUNNOVA ABS MANAGEMENT, LLC,
a Delaware limited liability company,
as the Manager
By: /s/ Robyn Liska Name: Robyn Liska Title: Interim Chief Financial Officer

[Signature page to Amendment No. 1 to LGA]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

U.S. DEPARTMENT OF ENERGY,
an agency of the Federal Government of the United States of America, as the Guarantor
By: /s/ Lane Genatowski Name: Lane Genatowski Title: Senior Advisor, Loan Programs Office

[Signature page to Amendment No. 1 to LGA]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

APPENDIX I

Technical Monitoring and GHG Reporting Plan

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.
Appendix I - Form of Technical Monitoring and GHG Reporting Plan
Project Hestia – Amendment No. 1 to LGA

APPENDIX II

Form of Servicer Report

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.
Appendix II - Form of Servicer Report
Project Hestia – Amendment No. 1 to LGA

APPENDIX III

Form of Periodic Technical and Performance Reports

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.
Appendix III - Form of Periodic Technical and Performance Reports
Project Hestia – Amendment No. 1 to LGA